Exhibit 21.1
SUBSIDIARIES OF REGISTRANT

State or Country
Name of Subsidiary	of Incorporation
8930 Member (MD) QRS 14-29, Inc.	Delaware
8930 Stanford Boulevard LLC	Delaware
Aerobic (MO) LLC	Delaware
AFD (KV) LLC	Delaware
AFD (MN) LLC	Delaware
AIR (IL) QRS 14-48, Inc.	Delaware
Amln (CA) QRS 14-107, Inc.	Delaware
Amln Landlord LLC	Delaware
Amln Member (CA) QRS 14-108, Inc.	Delaware
Amtoll (NM) QRS 14-39, Inc.	Delaware
Applied Four (DE) QRS 14-75, Inc.	Delaware
Applied Utah (UT) QRS 14-76, Inc.	Delaware
Assembly (MD)	Maryland
Autosafe Airbag 12 (CA) LP	Delaware
Autosafe Airbag 14 (CA) LP	Delaware
Bandwidth (UT) QRS 14-58, Inc.	Delaware
BB (Multi) Limited Partnership	Delaware
BB 12 (MD)	Maryland
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
BFS (DE) QRS 14-74, Inc.	Delaware
Bill-GP (TX) QRS 14-56, Inc.	Delaware
Bill-MC 14 LP	Delaware
BM-LP (TX) QRS 14-57, Inc.	Delaware
Bolt (DE) Limited Partnership	Delaware
Bos Club LL (MA) LLC	Delaware
BP (IL) GP QRS 14-97, Inc.	Delaware
BP (IL) L.P.	Delaware
BP (IL) Trust	Maryland
BSL Caldwell (NC) LLC	Delaware
Bst Torrance Landlord (CA) QRS 14-109, Inc.	Delaware
BT (PA) QRS 12-25, INC.	Delaware
Can (WI) QRS 12-34, Inc.	Wisconsin
Can-Two (DE) QRS 12-67, Inc.	Delaware
CAR-4 I SARL	France
CAR-4 II SARL	France
Car-4 SCI	France
Cards (CA) QRS 12-12, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey Norcross, L.L.C.	Delaware
Catfish (DE) QRS 14-79, Inc.	Delaware
CB (MA) QRS 12-57, Inc.	Delaware
CBS (PA) QRS 14-12, Inc.	Delaware
CC (Multi) GP QRS 12-62, Inc.	Delaware
CC (Multi) Limited Partnership	Delaware
CC (Multi) Trust	Maryland
Chassis (DE) Limited Partnership	Delaware
Cold (DE) QRS 12-50, Inc.	Delaware
Conductor (CA) QRS 14-11, Inc.	Delaware
CP GAL Fairfax, LLC	Delaware
CP GAL Kennesaw, LLC	Delaware
CP GAL Leawood, LLC	Delaware
CP GAL Lombard, LLC	Delaware
CP GAL Plainfield, LLC	Delaware
CPA 14 (UK) Finance Company	Delaware
CTS (IN) QRS 12-63, Inc.	Delaware
Cups (DE) LP	Delaware
CV GP (Dutch) QRS 14-111, Inc.	Delaware
Delaware Chip LLC	Delaware
Delaware Frame (TX), LP	Delaware
Deliver (TN) QRS 14-49, Inc.	Delaware
Delmo (PA) QRS 12-10	Pennsylvania
Delmo 11/12 (DE) LLC	Delaware
Develop (TX) LP	Delaware
Dough (DE) QRS 14-77, Inc.	Delaware
Dough (MD)	Maryland
DOUGH LOT (DE) QRS 14-110	Delaware
Drill (DE) Trust	Maryland
Drill (LA) QRS 14-53	Delaware
Drug (AZ) QRS 14-42, Inc.	Delaware
DSG GP (PA) QRS 14-103, Inc.	Delaware
DSG Landlord (PA) L.P.	Delaware
DSG LP (PA) Trust	Maryland
Dyne (DE) LP	Delaware
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Fabric (DE) GP	Delaware
Fast (DE) QRS 14-22, Inc.	Delaware
Film (FL) QRS 14-44, Inc.	Delaware
Fit (TX) GP QRS 12-60, Inc.	Delaware
Fit (TX) LP	Delaware
Fit (TX) Trust	Maryland
Fit (UT) QRS 14-92, Inc.	Delaware
Food (DE) QRS 12-49, Inc.	Delaware
Frame (TX) QRS 14-25, Inc.	Delaware
Freight (IL) LLC	Delaware
Garden (NJ) QRS 14-32, Inc.	Delaware
Gerb (CT) QRS 14-73, Inc.	Delaware
Gilbert Plastic LLC	Delaware
Goldfish (DE) LP	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	Delaware
H2 Investor (GER) QRS 14-104, Inc.	Delaware
H2 Lender (GER) QRS 14-105, Inc.	Delaware
Hammer (DE) Limited Partnership	Delaware

Exhibit 21.1
SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
Hammer (DE) LP QRS 12-65, Inc.	Delaware
Hammer (DE) LP QRS 14-100, Inc.	Delaware
Hammer (DE) Trust	Maryland
HEF (NC-SC) QRS 14-86, Inc.	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	Germany
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
Hoe Management GmbH	Germany
Ice (TX) QRS 12-29, Inc.	Texas
Ijobbers (DE) QRS 14-41, Inc.	Delaware
Ijobbers LLC	Delaware
Initiator (CA) QRS 12-53, Inc.	Delaware
Initiator (CA) QRS 14-62, Inc.	Delaware
Injection (AZ) QRS 12-46, Inc.	Delaware
Jen (MA) QRS 12-54, Inc.	Delaware
Labrador (AZ) LP	Delaware
Leather (DE) QRS 14-72, Inc.	Delaware
Lincoln (DE) LP	Delaware
Lincoln Trust (MD)	Maryland
LT Landlord (Mn-Fl) LLC	Delaware
LTI (DE) QRS 14-81, Inc.	Delaware
Marie-Invest Sprl	Belgium
MCPA Mass (TN) Associates	Tennessee
MCPA Plus (TN) Associates	Tennessee
Meri (NC) LLC	Delaware
Meta (CA) QRS 14-6, Inc.	Delaware
Metal (DE) QRS 14-67, Inc.	Delaware
Mold (AZ) QRS 14-13, Inc.	Delaware
More Applied Four (DE) LLC	Delaware
More Applied Utah (UT) LLC	Delaware
Movie (VA) QRS 14-24, Inc.	Delaware
Nail (DE) Trust	Maryland
NCE (OH) LLC	Delaware
Neonatal Finland, Inc.	Delaware
Network (UT) LLC	Delaware
Nex (GA) LP	Delaware
Nex-GP (GA) QRS 14-60, Inc.	Delaware
Nor (GA) QRS 14-17, Inc.	Georgia
Nor (MD)	Maryland
NR (LA) QRS 14-95, Inc.	Delaware
Nutra (TX) QRS 12-39, Inc.	Texas
Orb (MO) QRS 12-56, Inc.	Delaware
Panel (UK) QRS 14-54, Inc.	Delaware
Parts (DE) QRS 14-90, Inc.	Delaware
Pets 14 (MD)	Maryland
Plates (DE) QRS 14-63, Inc.	Delaware
PLAY (CA) QRS 14-16, INC.	California
Pliers (DE) Trust	Maryland
Popcorn (TX) QRS 14-43, Inc.	Delaware
PR (CA) QRS 14-91, Inc.	Delaware
Print (WI) Qrs 12-40, Inc.	Wisconsin
Product (OH) QRS 14-64, Inc.	Delaware
Projector (FL) QRS 14-45, Inc.	Delaware
Pump (MO) QRS 14-52, Inc.	Delaware
PWE (Multi) QRS 14-85, Inc.	Delaware
QRS 14-Paying Agent, Inc.	Delaware
STEX QRS 14-31 INC	Delaware
Power (DE) QRS 14-34, Inc.	Delaware
RI(CA) QRS 12-59, Inc.	Delaware
RRC (TX) GP QRS 12-61, Inc.	Delaware
RRC (TX) LP	Delaware
RRC (TX) Trust	Maryland
Rush It LLC	Delaware
Semer Unternehmensverwaltung GmbH & Co. KG	Germany
Semi (CA) QRS 12-45, Inc.	Delaware
Serve (MN) QRS 14-38, Inc.	Delaware
Serve Two (MN) QRS 14-106, Inc.	Delaware
Shovel Management GmbH	Germany
SM (NY) QRS 14-93, Inc.	Delaware
SP (CA) QRS 14-94, Inc.	Delaware
Speed (NC) QRS 14-70, Inc.	Delaware
Storage (DE) QRS 14-23, Inc.	Delaware
Stor-Move UH 14 Business Trust	Massachusetts
Sun (SC) QRS 12-68, Inc.	Delaware
Sun Two (SC) QRS 12-69, Inc.	Delaware
Sunny Chip 14 LLC	Delaware
Tel (VA) QRS 12-15, Inc.	Virginia
Terrier (AZ) QRS 14-78, Inc.	Delaware
Theatre (DE) QRS 14-14, Inc.	Delaware
Toner (DE) QRS 14-96, Inc.	Delaware
Tower (DE) QRS 14-89, Inc.	Delaware
Tower 14 (MD)	Maryland
UH Storage (DE) Limited Partnership	Delaware
UK Panel LLC	Delaware
Ursa (VT) QRS 12-30, Inc.	Vermont
Vinyl (DE) QRS 14-71, Inc.	Delaware
Weeds (OK) QRS 12-22, Inc.	Oklahoma
Windough (DE) LP	Delaware
Windough Lot (DE) LP	Delaware
Wireline (TX) QRS 14-83, Inc.	Delaware
Wrench (DE) Trust	Maryland
WTI (IL) QRS 12-36, Inc.	Illinois